Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Financial Officer

In connection with the amended Quarterly Report of Gemco Minerals Inc. (the "Company") on Form 10-QSB/A for the nine months ending February 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dorlyn Evancic, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






May 2, 2007                       /s/ Dorlyn Evancic
-----------                       -----------------------------------
                                  Dorlyn Evancic,
                                  Chief Financial Officer